THE ADVISOR’S EDGE SELECT®

VARIABLE ANNUITY

Issued by Peoples Benefit Life Insurance Company

Supplement Dated June 23, 2006

to the

Statement of Additional Information dated May 1, 2006

The following hereby replaces the section captioned Excess interest Adjustment on page 7 of the statement of additional information.

EXCESS INTEREST ADJUSTMENT

Money that you withdraw from, transfer out of, or apply to an annuity payment option from a guaranteed period option of the fixed account before the end of its guaranteed period (the number of years you specified the money would remain in the guaranteed period option) may be subject to an excess interest adjustment. At the time you request a withdrawal, if the interest rates Peoples Benefit sets have risen since the date of the initial guarantee, the excess interest adjustment will result in a lower policy value. However, if interest rates have fallen since the date of the initial guarantee, the excess interest adjustment will result in a higher policy value.

Excess interest adjustments will not reduce the adjusted policy value for a guaranteed period option below the Premium Payments and transfers to that guaranteed period option, less any prior partial withdrawals and transfers from the guaranteed period option, plus interest at the policy’s minimum guaranteed effective annual interest rate. This is referred to as the excess interest adjustment floor.

The formula that will be used to determine the excess interest adjustment (“EIA”) is:

EIA = S* (G-C)* (M/12)

Where

S =	the gross amount being surrendered, withdrawn, transferred or applied to a Payment Option that is subject to the EIA.

G =	the guaranteed interest rate applicable to S.

C =	the current guaranteed interest rate then being offered on new Premium Payments for the next longer Guaranteed Period than “M”. If this policy or such a Guaranteed Period is no longer offered, “C” will be the U.S. Treasury rate for the next longer maturity (in whole years) than “M” on the 25th day of the previous calendar month, plus up to 2%.

M =	the number of months remaining in the Guaranteed Period for S, rounded up to the next higher whole number of months.

There is no cap on positive EIA adjustment. Floor on negative EIA is effective on full surrender.

On full surrender, each Guaranteed Period Option’s (“GPO”) contribution to the adjusted Policy Value will never fall below the sum of Premium Payments, less any prior withdrawals and transfers from that GPO, plus interest at the guaranteed effective annual interest rate.

Some states may not allow an EIA.